UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 8, 2005

INSMED INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Virginia

(State or Other Jurisdiction of Incorporation)

0-30739	54-1972729
(Commission File Number)	(IRS Employer Identification No.)

4851 Lake Brook Drive, Glen Allen, Virginia	23060
(Address of Principal Executive Offices)	(Zip Code)

(804) 565-3000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01. Entry into a Material Definitive Agreement.

Executive Officer Option Grants

On December 8, 2005, Insmed Incorporated (“the Company”) issued option grants to each of the Company’s executive officers, Geoffrey Allan, Ronald Gunn, Philip Young, Thomas Keuer and Michael Duncan, for 312,500, 175,000, 125,000, 125,000 and 25,000 shares of the Company’s common stock, respectively. The exercise price for each option granted is the fair market value of the Company’s common stock on the date of grant. Each option will become exercisable in three equal installments on December 8, 2006, December 8, 2007 and December 8, 2008 if the recipient remains continuously employed by the Company until such date. The options expire on December 8, 2011.

The form of option grant is attached hereto as exhibit 10.1

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1	Form of executive officer stock option grant

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insmed Incorporated

Date: December 14, 2005

	By:	/s/ Geoffrey Allan
	Name:	Geoffrey Allan
	Title:	Chief Executive Officer and President

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of executive stock option grant.